Summary Prospectus

March 1, 2010

Class / Ticker:  I / AAIYX

Alger Analyst Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800)992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Analyst Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions.

Class	I
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.85%
Distribution and/or Shareholder Servicing (12b-1) Fees	.25%
Other Expenses	6.65%
Total Annual Fund Operating Expenses	7.75%
Expense Reimbursement	6.55%*
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through February 28, 2011 to the extent necessary to limit the total annual fund operating expenses of the Class I Shares of the Fund to 1.20% of the Fund's average daily net assets. This expense reimbursement cannot be terminated.

Example

The following example is intended to help you compare the cost of investing in Alger Analyst Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
I	$122	$1,687	$3,167	$6,526

Absent expense reimbursement, expenses would be as follows:

I	$764	$2,231	$3,617	$6,764

Inspired by Change, Driven by Growth.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144.99% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

The equity research analysts of Fred Alger Management, Inc select investments for the Fund that represent investment ideas in all market capitalizations, styles and geographies. Although the analysts may find investment ideas anywhere in the world, the analysts may emphasize investments in securities of U.S. issuers. The Fund may invest in securities of companies whose principal business activities are located in emerging market countries. Each analyst will be allocated a percentage of the Fund's total assets and will have such allocation rebalanced on a periodic basis – at least annually – by the Fund's Chief Investment Officer.

The Fund can leverage, that is borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. The Fund can also invest in derivative instruments.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. If the Fund invests in derivative instruments, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or a hedge may be ineffective.

The following risks also apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the allocation of investments among the analysts may have a more significant effect on the Fund's net asset value when one analyst's portion of the portfolio is performing more poorly than the others, or when the allocations are not rebalanced.

The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Class I Shares were not offered prior to September 24, 2008. Historical performance prior to September 24, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Best Quarter:
Q3 2009   17.65%

Worst Quarter:
Q4 2008   -25.70%

Average Annual Total Return as of December 31, 2009

	1 Year	Since Inception (4/2/07)
Class I
Return Before Taxes	44.86%	-2.61%
Return After Taxes on Distributions	44.86%	-3.18%
Return After Taxes on Distributions and Sale of Fund Shares	29.16%	-2.49%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	36.99%	-2.70%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Manager:	Fred Alger Management, Inc.

Portfolio Manager:	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since Inception (4/2/07)

Dan C. Chung, Fred Alger Management, Inc.'s Chief Investment Officer, is responsible for coordinating and overseeing portfolio allocations by the members of Fred Alger Management, Inc.'s analyst team for the Fund. Each analyst who is allocated a percentage of the Fund's total assets, is responsible for the management of that portion of the Fund's portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated • 111 Fifth Avenue • New York, NY 10003 • 800.992.3863 • www.alger.com

AnalystIns 3110